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                                                                   EXHIBIT 10.30

                               SUBLEASE AGREEMENT
                              SUBLEASE INFORMATION

                            740 LOMAS SANTA FE DRIVE
                                SOLANA BEACH, CA

DATE:                                                 November 6, 2003

LANDLORD:                                             CITIBANK (WEST), FSB

TENANT:                                               GENIUS PRODUCTS, INC.

RENTABLE AREA OF PREMISES:                            5,603 Square Feet

PREMISES:                                             Suite 210

TERM COMMENCEMENT:                                    January 1, 2004

TERM EXPIRATION:                                      December 31, 2008

BASIC RENT:                                           $11,206.00 per month

EXHIBITS:

A - MASTER LEASE
A-1 - PREMISES
A-2 - EXPANSION SPACE
B - RULES AND REGULATIONS
C - PARKING RULES AND REGULATIONS
D - BROKERS

THIS SUBLEASE INFORMATION SHALL BE READ AS ONE DOCUMENT WITH THE SUBLEASE AGREEMENT AND IN THE EVENT OF ANY CONFLICT BETWEEN THE SUBLEASE INFORMATION AND THE SUBLEASE AGREEMENT, THE LATTER SHALL CONTROL.

LANDLORD                                             TENANT

CITIBANK (WEST), FSB,                                GENIUS PRODUCTS, INC.,
a federal savings bank                               a Nevada corporation

BY: /s/ [Illegible]                                  BY:  /S/ KLAUS MOELLER
   ----------------------------------                   -------------------
NAME: W. Bartlett                                    NAME:    KLAUS MOELLER
     --------------------------------                     -----------------
TITLE:    V.P.                                       TITLE:    CEO
      -------------------------------                      ----------------

WAYNE A. BARTLETT, VP
Corporate Realty Service
One Sansome Street
San Francisco, CA 94104
415-627-6092
Emp #0000258141



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                                TABLE OF CONTENTS
                                                                            PAGE
1.          LEASE..............................................................1

2.          MASTER LEASE.......................................................1

3.          TERM; POSSESSION...................................................2

            3.1         Initial Term...........................................2
            3.2         Possession.............................................2
            3.3         Option to Extend Term..................................3
            3.4         Right of First Refusal.................................4

4.          RENT...............................................................4

            4.1         Basic Rent.............................................4
            4.2         Annual Increase........................................5
            4.3         Rental Abatement.......................................5
            4.4         Partial Month Proration................................5

5.          OTHER CHARGES PAYABLE BY TENANT....................................5

            5.1         Common Area Expenses...................................5
            5.2         Additional Charges.....................................7
            5.3         Personal Property Taxes................................7

6.          SECURITY DEPOSIT...................................................7

            6.1         Landlord Security Deposit..............................7

7.          USE................................................................7

            7.1         Use....................................................8
            7.2         Suitability............................................8
            7.3         Prohibited Uses........................................8
            7.4         Hazardous Materials....................................8

8.          SERVICES AND UTILITIES............................................10

            8.1         Landlord's Obligations................................10
            8.2         Tenant's Obligations..................................10
            8.3         Tenant's Additional Requirements......................10
            8.4         Nonliability..........................................11

9.          INSURANCE.........................................................11

            9.1         Coverage..............................................11
            9.2         Insurance Policies....................................12
            9.3         Waiver of Subrogation.................................12

10.         MAINTENANCE AND REPAIRS...........................................12

            10.1        Landlord's Obligations................................12
            10.2        Tenant's Obligations..................................13

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                          TABLE OF CONTENTS (CONTINUED)

                                                                            PAGE

11.         ALTERATIONS AND ADDITIONS.........................................13

            11.1        Alterations...........................................13
            11.2        Landlord Consent......................................14
            11.3        Alterations Are Property of Landlord..................14
            11.4        Tenant's Property.....................................14

12.         INDEMNIFICATION...................................................14

13.         LIENS.............................................................14

14.         ASSIGNMENT AND SUBLETTING.........................................15

            14.1        Landlord's Consent Required...........................15
            14.2        Landlord's Options....................................15
            14.3        Additional Conditions; Excess Rent....................16
            14.4        Reasonable Disapproval................................16
            14.5        No Release of Tenant..................................17
            14.6        Administrative and Attorneys' Fees....................17
            14.7        Material Inducement...................................17

15.         ENTRY BY LANDLORD.................................................17

16.         HOLDING OVER......................................................17

17.         DAMAGE OR DESTRUCTION.............................................18

            17.1        Partial Damage - Insured..............................18
            17.2        Partial Damage - Uninsured............................18
            17.3        Total Destruction.....................................18
            17.4        Damage Near End of the Term...........................18
            17.5        Landlord's Obligations................................18

18.         DEFAULT; REMEDIES.................................................19

            18.1        Default by Tenant.....................................19
            18.2        Remedies of Landlord..................................19
            18.3        Rights and Obligations Under the Bankruptcy Code......20
            18.4        Default by Landlord; Mortgage Protection..............21

19.         CONDEMNATION......................................................21

20.         LATE CHARGES......................................................22

21.         LANDLORD'S PERFORMANCE OF TENANT'S OBLIGATIONS....................22

22.         PARKING...........................................................22

23.         ESTOPPEL CERTIFICATE..............................................22

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                          TABLE OF CONTENTS (CONTINUED)

                                                                            PAGE

24.         BROKERS...........................................................23

25.         NOTICES...........................................................23

26.         SUBORDINATION.....................................................23

27.         FORCE MAJEURE.....................................................23

28.         SURRENDER OF PREMISES.............................................24

29.         RULES AND REGULATIONS.............................................24

30.         intentionally deleted.............................................24

31.         LIMITATION ON LANDLORD'S LIABILITY................................24

32.         GENERAL PROVISIONS................................................24

            32.1        Waiver................................................24
            32.2        Time..................................................24
            32.3        Severability..........................................24
            32.4        Quiet Possession......................................25
            32.5        Successors and Assigns................................25
            32.6        Attorneys' Fees.......................................25
            32.7        Cost of Suit..........................................25
            32.8        Entire Agreement......................................25
            32.9        Light and Air Easement................................25
            32.10       Governing Law.........................................25
            32.11       Joint and Several Liability...........................25
            32.12       Headings; Exhibits....................................26
            32.13       Recording.............................................26
            32.14       Financial Statements..................................26
            32.15       Tenant's Authority....................................26
            32.16       Construction..........................................26

                                     -iii-





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                               SUBLEASE AGREEMENT

            This Sublease Agreement (the "Lease") is dated, for reference purposes only, November 6, 2003 and is between Citibank (West), FSB, a federal savings bank ("Landlord"), and GENIUS PRODUCTS, INC., a Nevada corporation ("Tenant").

                                    RECITALS
                                    --------

            A. Cora M. Frolander, Trustee, successor in interest to Albert H. Frolander and Cora M. Frolander, as landlord ("MASTER LANDLORD") and Landlord's, predecessor-in-interest Glendale Savings and Loan Association, as tenant, entered into that certain Lease, dated June 30, 1978, as amended by Letter Agreement dated July 13, 1978 (together the "MASTER LEASE") for the real property described in the Master Lease (the "MASTER PREMISES"). A copy of the Master Lease is attached as Exhibit A hereto. The Master Premises includes the Building, land, and Common Areas as described herein.

            B. Capitalized terms not otherwise defined herein are used as defined in the Lease.

            C. Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord that certain office space known as Suite 210 and consisting of approximately 5,603 square feet (the "Premises") on the 2nd floor of the building known as 740 Lomas Santa Fe Drive, Solana Beach (the "Building") on the terms and subject to the covenants and conditions contained herein. For purposes of this Lease, the Building is agreed to contain 26,007 leasable square feet. The Premises exclude the common stairways, stair wells, hallways, access ways and pipes, ducts, conduits, wires and appurtenant fixtures serving exclusively, or in common with, other parts of the Building.

            NOW, THEREFORE, the parties agree as follows:

            1. LEASE. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises for the term and subject to the covenants and conditions set forth herein. Tenant accepts the Premises "AS IS", without representation or warranty as to their condition or suitability for Tenant's intended use, and with no obligation on the part of Landlord to make any alterations or modifications to the Premises or any area outside the Premises for the benefit of Tenant. Any alterations or improvements desired by Tenant or required by any and all applicable laws to the Premises shall be made by Tenant at its sole cost and expense. Plans and specifications for Tenant's alterations and improvements shall be subject to the prior written approval of Master Landlord and Landlord. Tenant shall, at Tenant's sole cost and expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term hereof or any part of the term hereof regulating the use by Tenant of the Premises. Upon termination of this Lease, Tenant shall be responsible for the cost of removing any alterations which were installed for or by Tenant in the Premises, except that Tenant shall not be required to remove any alterations if under the applicable provisions of the Master Lease such alterations may remain in the Premises upon the termination of the Master Lease.

            2. MASTER LEASE.

                        (a) Except as otherwise expressly provided in Subsection 2(b) below, the covenants, agreements, provisions and conditions of the Master Lease, are made a part of and incorporated into this Lease as if recited in full in this Lease, except that the following sections of the Master Lease are not incorporated by reference: Articles 1, 2, 3.01, 2nd paragraph of 3.03, 3.05, 2nd paragraph of 4.01(a), 4.05, 5.01, 5.02, 5.03, 5.04, 6, 8, 12, 16
and 21. Except as otherwise expressly modified in this Lease, this Lease is subject to all of the terms and conditions of the Master Lease. As applied to





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this Lease, the word tenant in the Master Lease will be deemed to refer to
Tenant under this Lease. The obligations of the tenant under the Master Lease (other than the obligation to pay rent under the Master Lease) will be deemed the obligations of the Tenant under this Lease and the rights of the landlord under the Master Lease will be deemed the rights of the Landlord under this Lease. Tenant hereby assumes and agrees to perform the obligations of Landlord as Tenant under the Master Lease to the extent such terms and conditions are applicable to the Premises subleased pursuant to this Lease. As between the parties to this Lease only, in the event of a conflict between the terms of the Master Lease and this Lease, the terms of this Lease will control. Notwithstanding the foregoing, Landlord does not assume the obligations of Master Landlord under the provisions of the Master Lease, but shall use commercially reasonable efforts in attempting to cause Master Landlord to perform its obligations under the Master Lease for the benefit of Tenant.

                        (b) Tenant shall not commit or permit to be committed on the Premises any act or omission which would violate any term, covenant or condition of the Master Lease. In the event of the termination of Landlord's interest as tenant under the Master Lease due to Tenant's act or omission, then this Lease shall terminate automatically without any liability of Landlord to Tenant. If the Landlord's interest as tenant under the Master Lease is terminated for any reason other than Tenant's act or omission, and if it is not possible for Lease to be assumed by Master Landlord, this Lease shall terminate automatically and Tenant shall have a claim against Landlord for reasonable damages suffered by reason of such termination. Whenever the consent of Master Landlord is required under the Master Lease, (i) the consent of Landlord shall also be required under this Lease and (ii) provided Landlord shall grant its consent, at Tenant's sole cost and expense, Landlord agrees to use its reasonable, good faith efforts to obtain Master Landlord's consent of Tenant.

                        (c) Tenant recognizes that Landlord is not in a position to render any of the services or to perform any of the obligations required of Master Landlord by the terms of the Master Lease, and Landlord's sole obligation with respect to such performance shall be to use commercially reasonable efforts to obtain Master Landlord's compliance with the Master Lease upon Tenant's written request. Landlord will not be liable to Tenant for any default of the Master Landlord under the Master Lease. Tenant will not have any claim against Landlord based on the Master Landlord's failure or refusal to comply with any of the provisions of the Master Lease unless that failure or refusal is a result of Landlord's act or failure to act. Despite Master Landlord's failure or refusal to comply with any of those provisions of the Master Lease, this Lease will remain in full force and effect and Tenant will pay the Basic Rent (hereinafter defined) and all other charges provided for in this Lease without any abatement, deduction or setoff.

                        (d) At any time and on prior notice to Tenant and with the written consent of Master Landlord, Landlord may elect to require Tenant to perform its obligations under this Lease directly to Master Landlord, and Tenant shall do so on Landlord's election in which event Tenant shall send to Landlord from time to time copies of all notices and other communications it shall send to and secure from Master Landlord.

            3. TERM; POSSESSION.

                        3.1. INITIAL TERM. The term of this Lease shall commence on January 1, 2004 or upon Master Landlord approval of the Lease, whichever is last (the "Commencement Date") and shall end sixty (60) months following the Commencement Date (the "Expiration Date").

                        3.2. POSSESSION.

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                        (a) Tenant shall be permitted to take early possession
of the Premises on upon full execution of the Lease, for the purpose of making tenant improvements in accordance with Section 11 below. Early occupancy of the Premises by Tenant may occur on or after December 1, 2003. All terms and conditions of this Lease shall apply to any such early possession and early occupancy, including the abatement of rent as described in Section 4.4 below, with the intention that the Commencement Date will be January 1, 2004.

                        (b) The parties hereto acknowledge that obtaining the prior written consent of Master Landlord in form and substance acceptable to Landlord is a condition subsequent to the validity of this Lease. In the event Landlord has not obtained any written consent required by Master Landlord under the Master Lease prior to January 1, 2004 or is otherwise unable to deliver possession of the Premises on the Commencement Date, Landlord shall not be liable for any damage caused thereby, but Tenant shall not be liable for rent until such time as Landlord offers to deliver possession of the Premises to Tenant and has secured and delivered to Tenant the written consent of Master Landlord. If Landlord is unable to obtain Master Landlord's consent to this Lease on or before December 15, 2003 (the "Termination Date"), this Lease shall terminate and be of no force and effect without any liability to Landlord. If, however, Landlord delivers to Tenant the consent of Master Landlord on or before the Termination Date, the condition subsequent set forth in this Section shall be satisfied and this Lease shall continue in full force and effect.

                        3.3. OPTION TO EXTEND TERM.

                        (a) Tenant shall have the option (the "Renewal Option") to extend the term of this Lease for one (1) additional period of five (5) years (the "Renewal Term"). The Renewal Option shall be exercisable by Tenant delivering a renewal notice to Landlord not earlier than nine (9) months prior to the expiration of the initial term and not later than six (6) months prior to such date. Tenant shall have no right to extend the term of this Lease if Tenant is in default at the time it exercises the Renewal Option or on the date the Renewal Term is scheduled to begin. Tenant must exercise the Renewal Option with respect to the entire Premises.

                        (b) Rent for the Premises during any Renewal Term shall be equal to the Fair Market Rental Value (as defined below) at the time of commencement of such Renewal Term. Whenever "Fair Market Rental Value" is to be determined pursuant to this Section 3.2(b), it shall mean the monthly rental rate per square foot of net rentable area prevailing at the time of the applicable valuation date for space in the Building and in comparable buildings in Del Mar / Solana Beach area of San Diego, CA that are comparable to the space in question, multiplied by the net rentable area of the Premises. Following Tenant's request, but no earlier than eight (8) months prior to the expiration of the current term, Landlord shall notify Tenant of the Fair Market Rental Value applicable for such Renewal Term. If Tenant notifies that it does not agree with the Fair Market Rental Value then the parties agree to bargain in good faith to arrive at a Fair Market Rental Value acceptable to Landlord and Tenant. If Landlord and Tenant are unable to agree on Fair Market Rental Value within sixty (60) days, the rental shall be determined by an MAI Appraiser who has substantial experience in the leasing market in Del Mar / Solana Beach area of San Diego, CA selected by mutual agreement. If Landlord and Tenant cannot agree on an MAI Appraiser, each party at its sole cost and expense shall select an MAI Appraiser with similar experience and the two appraisers shall determine the Fair Market Rental Value. If the two appraisers cannot agree on the Fair Market Rental Value, but the higher determination of one appraiser is not more than five percent (5%) greater than the lower determination of the other, the Fair Market Rental Value shall be equal to the lower determination plus one-half the difference between the two determinations. If the two appraisers cannot agree on the Fair Market Rental Value within five percent (5%) within fifteen
(15) days of appointment, they shall jointly select a third MAI Appraiser with similar experience and the third appraiser shall choose one of the Fair Market Values determined by the other two appraisers as the Fair Market Rental Value. The decision of the third appraiser shall be final and binding on Landlord and Tenant. Costs of the third appraiser shall be divided equally between the parties.

                        3.4. RIGHT OF FIRST REFUSAL.

                        (a) Landlord hereby grants to Tenant the option ("Refusal Option") to expand the Premises to include approximately 1,234 rentable square feet located in Suite 209 on the second floor of the Building in the area depicted on Exhibit A-2 attached to this Lease and incorporated herein by this reference (the "Expansion Space"). If at any time, commencing January 1, 2006, during the term of this Lease the Expansion Space becomes available to the open market for lease, Landlord shall notify Tenant in writing (the "Expansion Notice") of the availability. Tenant shall have the right for thirty (30) days after delivery of the Expansion Notice (the "Notice Period") to notify Landlord in writing of Tenant's intention to lease the Expansion Space and incorporate the Expansion Space into the Premises (as herein defined) upon the same terms and conditions, including rental rate per square foot, for the remainder of the Lease Term and Option Term. If Tenant does not elect to lease the Expansion Space within the Notice Period, Landlord may then freely lease the space to any other party upon any terms and conditions Landlord chooses to accept without any further notification to Tenant. If Tenant elects not to exercise this right of first refusal within the Notice Period, Tenant shall have no further right of refusal on the Expansion Space.

                        (b) Tenant's lease of the Expansion Space shall be on the same terms and conditions as affect the original Premises, except Section 3.4, and shall be accepted "AS IS"; provided, however: (i) Tenant's Share (as defined below) shall be increased to take into account the additional rentable square feet of the Expansion Space and all figures in the Lease affected by the addition of the square footage of the Expansion Space to the Premises shall be adjusted accordingly; (ii) the annual Basic Rent for the Expansion Space shall be at the same per square foot rental rate as the annual Basic Rent then payable for the Premises. By way of example: at the time of the Notice the Basic Rent has adjusted, in accordance with Lease Section 4.2, to $2.20 per foot per month then the Expansion Space rent shall be $2.20 per foot per month until the next adjustment date; (iii) Tenant shall be entitled to three (3) additional unreserved parking stalls with respect to the Expansion Space; and (iv) as a result of the addition of the Expansion Space, Tenant shall pay to Landlord an increase in the Security Deposit in an amount equal to one month rent attributable to the Expansion Space, which payment shall be delivered to Landlord with Tenant's notice accepting the Expansion Space.

                        (c) Notwithstanding anything to the contrary herein Tenant shall forfeit all rights to the Refusal Option should Tenant be, at the time of the Expansion Notice, in default under the terms of the Lease.

            4. RENT.

                        4.1. BASIC RENT. Tenant agrees to pay monthly in advance, without offset, deduction, prior notice, or demand a basic rental ("Basic Rent") to Landlord at Citibank (West), FSB Attn: R.E. Property Administrator, 700 North Brand Ave., Suite 220, Glendale, CA 91203 or such other address as Landlord may direct. One payment of Basic Rent for the first month of this Lease shall be made concurrently upon the execution hereof and thereafter Tenant shall pay the Basic Rent on or before the first day of each calendar month succeeding the Commencement Date during the term of this Lease. Basic Rent shall be paid to Landlord in lawful money of the United States of America, which shall be legal tender at the time of payment. Tenant shall pay an annual rent of One Hundred Thirty Four Thousand Four Hundred Seventy Two and No/100 Dollars

($134,472.00) per lease year, payable in equal monthly installments of Eleven Thousand Two Hundred Six and No/100 Dollars ($11,206.00) as Basic Rent. A "Lease Year" shall mean a 12-month period beginning with the Commencement Date.

                        4.2. ANNUAL INCREASE. The Basic Rent provided for in
Section 4.1 shall be adjusted effective upon the first day of the month immediately following the expiration of twelve (12) months from the Commencement Date and upon the expiration of each twelve (12) months thereafter throughout the term (including any Renewal Term) by an increase equal to three point five percent (3.5%) of the then applicable Basic Rent.

                        4.3 PARTIAL MONTH PRORATION. In the event of a partial month at the beginning of the term of this Lease, the Basic Rent and any other charges or costs for such partial month, payable by Tenant shall be prorated on the basis of a thirty-day (30) month. All Basic Rent and other charges payable by Tenant pursuant to this Lease shall be payable without relief from valuation and appraisement laws, and with reasonable attorney's fees and costs of collection.

                        4.4 RENTAL ABATEMENT. Provided Tenant is not in default under any provision of this Lease, Landlord hereby agrees to abate Tenant's obligation to pay Basic Rent for the first three (3) months of the initial term of this Lease. During such abatement period, Tenant shall still be responsible for all of Tenant's other monetary obligations under the Lease. In the event of a default under this Lease, Landlord shall be entitled to recover the Basic Rent which was abated under the provisions of this Section 4.4 ("Abated Amount"). The Abated Amount shall become immediately due and payable as unpaid rent which had been earned at the date of the default.

            5. OTHER CHARGES PAYABLE BY TENANT.

                        5.1. COMMON AREA EXPENSES. For purposes of this Lease, the following terms shall have the meanings described below:

                        (a) "Base Year" shall mean 2004;

                        (b) "Excess Taxes" with respect to any tax year shall mean the amount, if any, by which Real Estate Taxes for such Tax Year exceed the Real Estate Taxes for the Base Year;

                        (c) "Excess Expenses" with respect to any Expense Year shall mean the amount, if any, by which the Expenses for such Expense Year exceed the Expenses for the Base Year;

                        (d) "Tax Year" or "Expense Year" shall mean each twelve
(12) consecutive month period commencing January 1st of each year during the term. Landlord, upon notice to Tenant, may change the Tax Year or Expense Year from time to time to any other twelve (12) consecutive month period;

                        (e) "Tenant's Share" shall mean twenty one point five four percent (21.54%). Tenant's Share has been computed by dividing Landlord's estimate of the leasable area of the Premises by Landlord's estimate of the total leasable area within the Building and, in the event that either Landlord's estimate of the leasable area of the Premises or Landlord's estimate of the total leasable area within the Building is changed at any time, Tenant's Share will be appropriately adjusted, and, as to the Tax Year or Expense Year in which such change occurs, for purposes of this Section 5, Tenant's Share shall be determined on the basis of the number of days during such Tax Year and Expense Year at each such percentage;

                        (f) "Real Estate Taxes" shall mean all taxes, assessments and charges levied on or with respect to the Building, land and common areas or any personal property of Landlord used in the operation of the Building, or Landlord's interest in the Building or such personal property. Real Estate Taxes shall include, without limitation, all general real property taxes and general and special assessments, charges, fees, or assessments for transit, housing, police, fire, or other governmental services or purported benefits to the Building, service payments in lieu of taxes, and any tax, fee, or excise on the act of entering into this Lease or any other lease of space in the Building, or on the use or occupancy of the Building or any part of the Building, or on the rent payable under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied or assessed against Landlord by the United States of America, the State in which the Building is located, or any political subdivision, public corporation, district, or any other political or public entity, and shall also include any other tax, fee, charge or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease. Real Estate Taxes shall also include reasonable legal fees, costs, and disbursements incurred in connection with proceedings to contest, determine or reduce Real Estate Taxes. Real Estate Taxes shall not include franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Landlord from all sources unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, or as an addition to, in whole or in part, any other tax that would otherwise constitute a Real Estate Tax; and

                        (g) "Expenses" shall mean the total costs and expenses paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Building, including, without limitation, all sums expended in connection with the common areas of the Building ("Common Area") for all general maintenance, repairs, resurfacing or painting, restriping, cleaning, sweeping and janitorial services; purchase, replacement and maintenance of trash receptacles located within the Common Area; maintenance and repair of sidewalks, parking areas, lavatories, washrooms, curbs and Building signs, sprinkler systems, planting and landscaping; exterior window washing, including windows on the Premises; lighting and other utilities; directional signs and other markers or bumpers; maintenance and repair of any fire protection systems, lighting systems, storm drainage systems, and any other utility system; personnel to implement such services, including, if Landlord deems necessary, in its sole discretion, the cost of security guards; garbage, trash, rubbish and waste removal; any governmental imposition or surcharge imposed upon Landlord or assessed against any portion of the Common Area, including, without limitation, any tax, assessment (general or special), fee or imposition or other charge on any parking space or parking lot or other facility within the Common Areas (other than the Real Estate Taxes set forth in subsection 5.1(f) above); the cost to Landlord of any additional improvements made to the Common Area after commencement of the term or made as a labor saving device or to effect other economies in the operation or maintenance of the Building or that are required under any governmental law or regulation that was not applicable to the Premises or Building at the Commencement Date; such costs to be amortized over such period as Landlord may determine in its sole discretion, together with interest on the unamortized balance at the rate of ten percent (10%) per annum or at such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; all costs with respect to repairs and maintenance of utility facilities (including pipes and conduits) serving more than one tenant's premises, unless caused by the intentional act of Landlord or the tenant within the premises wherein such repairs are required; public liability, property damage insurance, fire and extended coverage insurance and earthquake insurance, if any, on the Premises and the Common Area. In addition, Tenant shall pay a sum to Landlord for accounting, bookkeeping and collecting of the expenses in connection with the Common Area in the amount equal to fifteen percent (15%) of the total of Tenant's pro rata share of the foregoing expenses for each calendar year. Landlord may cause any or all of the services to be provided by an independent contractor or contractors. Expenses shall not include the utility costs payable by Tenant pursuant to Section 8.2 below.

                        5.2. ADDITIONAL CHARGES. Tenant shall pay to Landlord as Additional Charges: Tenant's Share of Excess Taxes and Excess Expenses for each Tax Year or Expense Year within twenty (20) days after Landlord delivers Tenant a statement setting forth Tenant's Share of Excess Taxes due for the previous Tax Year and Excess Expenses due for the previous Expense Year ("Landlord's Tax and Expense Statement"); or, if Landlord elects, in its sole discretion, 1/12th of Tenant's Share of Excess Taxes and Excess Expenses for each Tax Year and Expense Year on or before the first day of each month during the Tax Year or Expense Year, in advance, in an amount estimated by Landlord and billed by Landlord to Tenant, and Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. If the actual Excess Taxes or Excess Expenses exceed the estimated Excess Taxes or Excess Expenses paid by Tenant for such Tax Year or Expense Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Excess Taxes and Excess Expenses within twenty (20) days after the receipt of Landlord's Tax and Expense Statement, and if the total amount paid by Tenant for any such Tax Year or Expense Year exceeds the actual Excess Taxes or Excess Expenses for such Tax Year or Expense Year, such Excess shall be credited against the next installment of Excess Taxes and Excess Expenses due from Tenant to Landlord. Any annual increase in Excess Expenses shall be limited to 10% of the prior Expense Year's Expenses plus Excess Expenses.

                        5.3. PERSONAL PROPERTY TAXES. Tenant hereby agrees to pay all taxes which may be levied with respect to Tenant's personal property located in the Premises including, without limitation, the portion of the improvements to the Premises, if any, the cost of which was borne by Tenant, furniture, office equipment and other furnishings. Tenant agrees to use its best efforts to cause such personal property to be taxed or assessed separately from the Premises and not as a lien thereon.

            6. SECURITY DEPOSIT.

                        6.1. LANDLORD SECURITY DEPOSIT. Concurrently with the execution of this Lease, Tenant shall deliver to Landlord the sum of Thirty Three Thousand Six Hundred Eighteen and No/100 Dollars ($33,618.00) (the "Deposit") in the form of cash, receipt of which is hereby acknowledged, to secure the faithful performance by Tenant of all the terms, covenants and conditions of this Lease by Tenant to be kept and performed during the term hereof. Tenant agrees that if it shall fail to pay when due any installment of rent or any other sums provided in this Lease to be paid by Tenant to Landlord, or if Tenant shall default in or breach any of the other terms, covenants and conditions of this Lease and Landlord shall suffer any damages as a result of said default or breach, then in any such event Landlord may, at its option (but Landlord shall not be required to) apply the Deposit to any rent or other sum due and unpaid by Tenant to Landlord hereunder and/or to any damage suffered by Landlord as a result of such default or breach to the extent of the amount of damage incurred by Landlord in connection with such default or breach. If Landlord applies the Deposit or a portion thereof as provided in the preceding sentence, Tenant shall immediately pay to Landlord the amount necessary to restore the Deposit. Should Tenant comply with all the terms, covenants and conditions of this Lease and promptly pay all rent herein provided for as it falls due and all other sums payable by Tenant to Landlord hereunder, the unappropriated balance of the Deposit shall be returned to Tenant at the expiration of the term of this Lease or upon any earlier termination. Landlord shall have the right to commingle the Deposit with other funds of Landlord, and Tenant shall not be entitled to interest on the Deposit. Should Landlord assign its interest in the Lease during the term hereof and if Landlord deposits with the assignee thereof, the then unappropriated funds of the Deposit, thereupon Landlord shall be discharged from any further liability with respect to the Deposit.

            7. USE.

                        7.1. USE. The Premises shall be used and occupied by Tenant for general office purposes and for no other purpose without the prior written consent of Landlord and Master Landlord, but in no event in violation of Master Lease.

                        7.2. SUITABILITY. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition unless within fifteen (15) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which the Premises or the Building were not in satisfactory condition.

                        7.3 PROHIBITED USES.

                        (a) Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance on the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold, in or about the Premises, any articles or substances, inflammable or otherwise, which may be prohibited by a standard form policy of the insurance.

                        (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct space or interfere with the rights of other tenants or occupants of the Building or injury or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

                        (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not relating to or affecting the condition, use or occupancy of the Premises not related or afforded by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of the fact as between Landlord and Tenant.

                        7.4 HAZARDOUS MATERIALS.

                        (a) Tenant shall not cause or permit any Hazardous Material, as defined below, to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord which may be granted or withheld in Landlord's sole discretion. In the event that Tenant proposes to conduct any use or to operate any equipment which will or may utilize or generate a Hazardous Material other than as specified in the first sentence of this Section 7.4(a), Tenant shall first in writing submit such use or equipment to Landlord for approval. No approval by Landlord shall relieve Tenant of any obligation of Tenant pursuant

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

to this Section 7.4, including the removal, clean-up and indemnification obligations imposed upon Tenant by this Section 7.4. Tenant shall, within five
(5) days after receipt thereof, furnish to Landlord copies of all notices or other communications received by Tenant with respect to any actual or alleged release or discharge of any Hazardous Material in or about the Premises or the Building and shall, whether or not Tenant receives any such notice or communication, notify Landlord in writing of any discharge or release of Hazardous Material by Tenant or anyone for whom Tenant is responsible in or about the Premises or the Building. In the event that Tenant is required to maintain any Hazardous Materials license or permit in connection with any use conducted by Tenant or any equipment operated by Tenant in the Premises, copies of each such license or permit, each renewal or revocation thereof and any communication relating to suspension, renewal or revocation thereof shall be furnished to Landlord within five (5) days after receipt thereof by Tenant. Compliance by Tenant with the two immediately preceding sentences shall not relieve Tenant of any other obligation of Tenant pursuant to this Section 7.4.

                        (b) If Tenant breaches the obligations stated in this
Section 7.4, or if the presence of Hazardous Material on the Premises or the Building caused or permitted by Tenant results in contamination of the Premises or the Building, or if contamination of the Premises or the Building by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend, protect and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises or the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or the Building, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the lease term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Building. Without limiting the foregoing, if the presence of any Hazardous Material in the Premises or in or under the Building caused or permitted by Tenant results in any contamination of the Premises or the Building, Tenant shall be obligated, at Tenant's sole cost, to clean-up and remove from the Premises and Building all Hazardous Materials introduced into the Premises or the Building by Tenant or any person or entity for whom Tenant is responsible. Such clean-up and removal shall include all testing and investigation required by any governmental authorities having jurisdiction and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction. All such clean-up and removal activities of Tenant shall, in each instance, be conducted to the satisfaction of Landlord and all governmental authorities having jurisdiction. Landlord's right of entry pursuant to Section 15 shall include the right to enter and inspect the Premises for violations of Tenant's covenants herein.

                        (c) Upon any violation of the foregoing covenants in this Section 7.4, Landlord shall be entitled to exercise all remedies available to a landlord against a defaulting tenant including but not limited to those set forth in Section 18. Without limiting the generality of the foregoing, Tenant expressly agrees that upon any such violation Landlord may, at its option, (i) immediately terminate this Lease, or (ii) continue this Lease in effect until compliance by Tenant with its clean-up and removal covenant notwithstanding any earlier expiration date of the term of this Lease. No action by Landlord hereunder shall impair the obligations of Tenant pursuant to this Section 7.4.

                        (d) As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (iii) defined as a "hazardous material," "hazardous substance," or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances),
(v) defined by any federal, state or local law as hazardous or toxic, (vi) petroleum, (vii) asbestos, (viii) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (ix) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C.ss.1317), (x) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C.ss.6901 et seq. (42 U.S.C.ss.6903), or (xi) defined as a "hazardous substance" pursuant to
Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss.9601 et seq. (42 U.S.C.ss.9601).

            8. SERVICES AND UTILITIES.

                        8.1. LANDLORD'S OBLIGATIONS. Landlord shall furnish to the Premises during reasonable hours of generally recognized business days to be determined by Landlord, and subject to the Rules and Regulations of the Building, janitorial, water, gas and electricity, heat and air conditioning required in Landlord's judgment for the comfortable use and occupancy of the Premises, scavenger, exterior window washing, and security customary in similar buildings in the competing geographical areas. Landlord shall also maintain and keep lighted the common stairs, entries and toilet rooms in the Building.

                        8.2. TENANT'S OBLIGATIONS. Tenant shall pay for, prior to delinquency, all telephone, utility and other materials and services, not expressly required to be paid by Landlord, which may be furnished to or used in, on or about the Premises during the term of this Lease.

                        8.3 TENANT'S ADDITIONAL REQUIREMENTS.

                        (a) Tenant will not, without the prior written consent of Landlord and subject to any conditions which Landlord may impose, use any apparatus or device in the Premises, including, without limitation, electronic data processing machines, punch card machines and machines using current in excess of 110 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space. Tenant shall not connect with electrical current except through existing electrical outlets in the Premises, or connect to water pipes any apparatus or device for the purposes of using electric current or water.

                        (b) If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the consent of Landlord of the use thereof, which consent Landlord may grant or withhold in Landlord's sole discretion. Landlord may cause a water meter or electric current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such other use. The cost of such meters and of installation, maintenance, and repair thereof shall be paid for by Landlord and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the city in which the Building is located or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of water and electric current so consumed.

                        (c) Whatever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost, including the cost of installation, operation and maintenance thereof shall be paid by Tenant upon demand by Landlord.

                        (d) If at any time any utility or service is separately metered and billed to the Premises, Tenant shall during the Term promptly pay to the utility company or entity furnishing the same all costs and charges incurred for the use and consumption of such utilities and services on the Premises.

                        8.4. NONLIABILITY. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing where such failure is caused by accidents, breakages, repairs, strikes, lockouts or other disturbances or labor disputes of any character, or by any other cause similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

            9. INSURANCE.

                        9.1. COVERAGE. Tenant shall assume the risk of damage to any fixtures, goods, inventory, merchandise, equipment, furniture and leasehold improvements and Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom relative to such damage. Tenant shall at all times during the term of this Lease, and at its own cost and expense, procure and continue in force the following insurance policies and/or endorsements (individually "Policy" and collectively the "Policies"):

                        (a) Commercial general liability insurance, including bodily injury and property damage, personal injury and contractual liability, with respect to all claims, demands or actions by any person or entity, in and arising from, related to, or connected with the conduct and operation of Tenant's business in the Premises or Tenant's use of the Premises, with a minimum limit of One Million and No/100 Dollars ($1,000,000.00) per occurrence with a Two Million and No/100 Dollars ($2,000,000.00) aggregate combined single limit;

                        (b) Insurance on all its personal property, tenant improvements, and alterations, in, on, or about the Premises, a policy of "all risk" coverage insurance to the extent of at least one hundred percent (100%) of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property or the restoration of tenant improvements or alterations;

                        (c) Business interruption insurance with sufficient coverage to provide for payment of rent and other fixed costs for a period of not less than twelve (12) consecutive months during any interruption of Tenant's business by reason of fire or other similar cause;

                        (d) Workers' compensation insurance as required by law, including employer's liability, with respect to all claims, demands or actions by any person or entity, in and arising from, related to, or connected with the operation of Tenant's business;

                        (e) Plate glass insurance on the Premises.

                        9.2 INSURANCE POLICIES.

                        (a) The limits of said policies shall not, however, limit the liability of Tenant hereunder. Tenant may carry said insurance under blanket policies. If Tenant fails to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated A or better in "Best's Insurance Guide".

                        (b) Tenant shall cause each of the Policies to name Master Landlord, Landlord, Landlord's parent corporation (Citigroup, Inc.), and their respective affiliates, officers, directors, employees, agents and assigns as additional insureds. Each of the Policies shall be primary and noncontributing with respect to any coverage that Landlord and/or Master Landlord may carry. Each of the Policies shall (i) be issued by insurance companies licensed to do business in the State of California, (ii) include a waiver of subrogation by the insurer against Master Landlord, Landlord, and Landlord's parent corporation (Citigroup, Inc.), and (iii) contain an endorsement requiring thirty (30) days' written notice from the insurance company to Tenant, Master Landlord and Landlord before cancellation or change in the coverage, scope, or amount of any policy. On the Commencement Date and on renewal of any Policy and not less than thirty (30) days before expiration of the term of a Policy, Tenant shall deposit with Master Landlord and Landlord a copy of each of the Policies, or a certificate of each of the Policies, together with evidence of payment of premiums.

                        9.3. WAIVER OF SUBROGATION. The parties release each other, and their respective authorized representatives, from any claims for damage to any person or to the Premises and the Building and to the fixtures, personal property, tenant's improvements, and alterations of either Landlord or Tenant in or on the Premises and the Building that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damages caused by fire or any risks insured against under any insurance policy required by this Lease. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charged above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten
(10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium, charged the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular matter involved.

            10. MAINTENANCE AND REPAIRS.

                        10.1. LANDLORD'S OBLIGATIONS. Landlord shall maintain in good order, condition and repair the Building and all other portions of the Premises not the obligation of the Tenant or any other tenant in the Building, including the basic plumbing, air conditioning, heating and electrical systems and all plumbing pipes, but not any plumbing in the Premises, electrical wiring, and switches installed or furnished by Tenant, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omissions of Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time as determined by Landlord after written notice of the need for such repairs or maintenance is given to Landlord by Tenant. Except as provided in Section 18 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

                        10.2. TENANT'S OBLIGATIONS. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair, and Tenant's obligation to preserve the Premises are as follows:

                        (a) Tenant at Tenant's sole cost and expense, except for services furnished by Landlord pursuant to Section 8 hereof, shall maintain the Premises in good order, condition and repair including the interior surfaces of the ceilings, light fixtures and light bulbs, plate glass, walls and floors, all doors, interior windows, exterior windows at or below street level, and special items in excess of building standard furnishings, and equipment installed by or at the expense of Tenant. Tenant expressly waives the benefits of any statute now or hereafter in affect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

                        (b) Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted, and shall promptly remove or cause to be removed from the Premises and the Building at Tenant's expense, any signs, notices and displays placed by Tenant.

                        (c) Tenant agrees to repair any damage to the Premises or the Building caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, furniture, movable partitions, including, without limitation, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's sole cost and expense. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay.

                        (d) If Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at ten percent (10%) per annum from the date of such demand. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

            11. ALTERATIONS AND ADDITIONS.

                        11.1. ALTERATIONS. Landlord has no obligation to alter, remodel, decorate or improve the Premises or any part thereof. Tenant shall make no alterations, additions or improvements to the Premises or any part thereof, without obtaining the prior written consent of Landlord. Unless Landlord agrees otherwise, Tenant shall be required to remove such items and restore the Premises upon removal provided that Tenant shall not be required to replace or install any floor covering if such covering is exposed by such removal, but

Tenant shall cap any exposed wires. Landlord shall not be liable for any injury, loss or damage which may occur to any of the Tenant's employees, agents, or invitees to the Premises or Tenant's work or installations unless caused by the gross negligence or willful misconduct of Landlord, its agents or employees. Any damage to the Premises or the tenant improvements caused by Tenant or Tenant's agents, employees, contractors, workmen or suppliers shall be the sole responsibility of Tenant.

                        11.2. ANDLORD CONSENT. Landlord may impose as a condition to the aforesaid consent such requirements as Landlord may deem necessary in its sole discretion, including, without limitation, the manner in which the work is done, a right of approval of the licensed contractor by whom the work is to be performed, a right to require payment and performance bonds, the times during which it is to be accomplished, and the requirement that, upon written request of Landlord provided to Tenant a reasonable amount of time prior to the expiration or earlier termination of the Lease, Tenant will remove any and all movable partitions, counters, personal property, equipment, fixtures and furniture prior to the surrender of the Premises. Tenant shall obtain all required governmental licenses, building permits, and approvals before commencing any tenant improvements and Tenant's contractor shall be bonded.

                        11.3. ALTERATIONS ARE PROPERTY OF LANDLORD. All such alterations, additions or improvements shall at the expiration or earlier termination of the Lease, become the property of Landlord and remain upon and be surrendered with the Premises, unless otherwise specified pursuant to Section
11.2 above.

                        11.4. TENANT'S PROPERTY. All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term when Tenant is not in default hereunder.

            12. INDEMNIFICATION. Tenant shall indemnify, defend, protect and hold harmless Master Landlord, Landlord, and their respective agents, employees, officers and directors from and against any and all claims, demands, damages, costs or liability, including, without limitation attorney's fees (collectively "Claim(s)") arising from (i) Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or the Building, (ii) any breach or default in the performance of any obligation or covenant on the Tenant's part to be performed under the terms of this Lease and/or Master Lease, or (iii) any negligence of Tenant, or any of Tenant's agents, contractors or employees. Upon notice from Landlord, Tenant shall defend Master Landlord and/or Landlord against any such Claim(s), at Tenant's expense by counsel satisfactory to Landlord. As used herein, the term Claim(s) shall include all costs, attorney's fees, expenses and liabilities incurred in the defense of such Claim(s) or in any action or proceeding brought against Landlord in connection with such Claim(s). Landlord shall not be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whether the said damage or injury results from conditions arising upon the Premises or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant of the Building. The provisions of this
Section 12 shall survive the expiration or early termination of the Master Lease or this Lease.

            13. LIENS. Tenant shall not permit to be enforced against the Premises any mechanic's, materialmen's, contractor's or other liens arising from, or any claims for damages growing out of, any work of repair or alteration as herein authorized or otherwise arising (except from the actions of Landlord) and Tenant shall pay or cause to be paid all of said liens and claims before any action is brought to enforce the same against Landlord or the Premises. Tenant agrees to indemnify, defend, protect and hold Landlord harmless from any claims, demands, damages, costs or liability, including without limitation attorney's fees in connection with any such liens. Tenant shall give Landlord no less than twenty (20) days prior notice in writing before commencing construction of any kind on the Premises so that Landlord may post notices of nonresponsibility.

            14. ASSIGNMENT AND SUBLETTING.

                        14.1. LANDLORD'S CONSENT REQUIRED. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest herein, whether voluntarily or by operation of law and shall not sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any such assignment, encumbrance, sublease or the like shall sometimes be referred to as a "Transfer"), without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any Transfer without Landlord's consent shall constitute a default by Tenant under this Lease, and in addition to all of Landlord's other remedies at law, in equity or under this Lease, such Transfer shall be voidable at Landlord's election. For purposes of this Section 14, if Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of twenty-five percent (25%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, shall be deemed an assignment of this Lease and shall be subject to all of the restrictions and provisions contained in this
Section 14. Notwithstanding the foregoing, the immediately preceding sentence shall not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

                        14.2. LANDLORD'S OPTIONS. If at any time or from time to time during the term of this Lease, Tenant desires to effect a Transfer, Tenant shall deliver to Landlord written notice ("Transfer Notice") setting forth the terms and provisions of the proposed Transfer and the identity of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as a "Transferee"). Tenant shall also deliver to Landlord with the Transfer Notice, a current financial statement and financial statements for the preceding two (2) years of Transferee, and such other information concerning the business background and financial condition of the proposed Transferee as Landlord may reasonably request. Landlord shall have the option, exercisable by written notice delivered to Tenant within twenty (20) days after Landlord's receipt of the Transfer Notice, such financial statements and other information, either to:

                        (a) Approve or disapprove such Transfer, which approval shall not be unreasonably withheld; provided however, Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to this Section 14.2(a) of the Lease shall be deemed reasonably withheld if the proposed Transfer would, in Landlord's sole and exclusive discretion result in a violation of the Master Lease; or

                        (b) Sublet from Tenant that portion of the Premises which Tenant has requested to sublease at the rental and on the other terms set forth in this Lease for the term set forth in Tenant's Notice, or, in the case of an assignment or encumbrance, terminate this Lease with respect to the entire Premises, which termination shall be effective thirty (30) days after Tenant's receipt of Landlord's notice.

                        If Landlord exercises its option to sublease any such space from Tenant following Tenant's request for Landlord's approval of the proposed sublease of such space, (i) Landlord shall be responsible for the

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construction of any partitions which Landlord reasonably deems necessary to separate such space from the remainder of the Premises, and (ii) Landlord and any sub-subtenant or assignee of Landlord with respect to such subleased space shall have the right to use in common with Tenant all lavatories, corridors and lobbies which are within the Premises and which are reasonably required for the use of such space.

                        14.3. ADDITIONAL CONDITIONS; EXCESS RENT. If Landlord does not exercise its sublease or termination option and instead approves of the proposed Transfer pursuant to Section 14.2(a) above, Tenant may enter into the proposed Transfer with such proposed Transferee subject to the following further conditions:

                        (a) the Transfer shall be on the same terms set forth in the Transfer Notice delivered to Landlord (if the terms have changed, Tenant must submit a revised Transfer Notice to Landlord and Landlord shall have another twenty (20) days after receipt thereof to make the election in Section 14.2(a) or 14.2(b) above);

                        (b) no Transfer shall be valid and no Transferee shall take possession of the Premises until an executed counterpart of the assignment, sublease or other instrument affecting the Transfer has been delivered to Landlord pursuant to which Transferee shall expressly assume all of Tenant's obligation under this Lease (or with respect to a sublease of a portion of the Premises or for a portion of the term, all of Tenant's obligations applicable to such portion);

                        (c) no Transferee shall have a further right to assign, encumber or sublet, except on the terms herein contained; and

                        (d) any rent or other economic consideration received by Tenant as a result of such Transfer which exceeds, in the aggregate, the total rent which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), shall be paid to Landlord within ten (10) days after receipt thereof as additional rental under this Lease, without affecting or reducing any other obligations of Tenant hereunder.

                        14.4.REASONABLE DISAPPROVAL. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to
Section 14.2(a) shall be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (a) the proposed Transfer would result in more than two subleases of portions of the Premises being in effect at any one time during the term of this Lease; (b) the net effective rent payable by the Transferee (adjusted on a rentable square foot basis) is less than the net effective rent then being quoted by Landlord for new leases in the Building for comparable size space for a comparable period of time; (c) the proposed Transferee is an existing tenant of the Building or is negotiating with Landlord (or has negotiated with Landlord in the last six (6) months) for space in the Building; (d) the proposed Transferee is a governmental entity; (e) the portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (f) the use of the Premises by Transferee (i) is not permitted by the use provisions in Section 7 above, or

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(ii) violates any exclusive use granted by Landlord to another tenant in the
Building; (g) the Transfer would likely result in significant increase in the use of the parking areas or common areas by Transferee's employees or visitors, and/or significant increase in the demand upon utilities and services to be provided by Landlord to the Premises; (h) Transferee does not, in Landlord's reasonable judgment, have the financial capability to fulfill the obligations imposed by the Transfer; (i) the Transferee is not in Landlord's reasonable opinion of reputable or good character or consistent with Landlord's desired tenant mix; or (j) Transferee is a real estate developer or landlord or is acting directly or indirectly on behalf of a real estate developer or landlord. It shall not be unreasonable for Landlord to withhold its consent to any proposed Transfer, as defined in Section 14.1 above, if (i) the proposed transferee's anticipated use of the Premises involves the generation, storage, use, treatment or disposal of Hazardous Material, (ii) the Transferee has been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such transferee's actions or use of the property in question, or (iii) the proposed transferee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Material.

                        14.5. NO RELEASE OF TENANT. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express prior written consent to any other assignment or subletting. The acceptance of rent by Landlord from any other persons shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer. No sublease, once consented to by Landlord, shall be modified or terminated by Tenant without Landlord's prior consent, which consent shall not be unreasonably withheld.

                        14.6. ADMINISTRATIVE AND ATTORNEYS' FEES. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer, then Tenant shall, upon demand, pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise). Acceptance of the $250.00 administrative fee and/or reimbursement of Landlord's attorneys' and paralegal fees shall in no event obligate Landlord to consent to any proposed Transfer.

                        14.7. MATERIAL INDUCEMENT. Tenant understands, acknowledges and agrees that (a) Landlords' option to sublease from Tenant any space which Tenant proposes to sublease or terminate this Lease upon any proposed assignment or encumbrance of this Lease by Tenant as provided in
Section 14.2(b) above rather than approve the proposed sublease, assignment or encumbrance, and (b) Landlord's right to receive any excess consideration paid by a Transferee in connection with an approved Transfer as provided in Section 14.3(d) above, are a material inducement for Landlord's agreement to lease the Premises to Tenant upon the terms and conditions herein set forth.

            15. ENTRY BY LANDLORD. Landlord reserves and shall have the right to enter the Premises upon reasonable advance notice (which notice may be oral and which notice shall not be necessary in an emergency), to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to submit the Premises to prospective purchasers or tenants, to post notices of nonresponsibility and "for lease" signs, and to alter, improve or repair the Premises and any portion of the Building, providing that the business of Tenant shall not be interfered with unreasonably. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises or an eviction of Tenant from the Premises or any portion thereof.

            16. HOLDING OVER. Tenant acknowledges that the Tenant's right to occupy the Premises shall expire on the Expiration Date. In the event Tenant holds over after the Expiration Date, Tenant shall be deemed a tenant at sufferance. Tenant acknowledges that, in such event, Tenant shall be charged

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holdover rent of one hundred and fifty percent (150%) of the Basic Rent, plus any additional rent and other charges assessed against the Landlord by the Master Landlord, it being the intent of the parties hereto that Landlord shall not incur any monetary loss by virtue of the Tenant's continued occupancy upon termination of the Master Lease.

            17. DAMAGE OR DESTRUCTION.

                        17.1. PARTIAL DAMAGE - INSURED. In the event the Premises are damaged by any casualty which is covered under fire and extended coverage insurance carried by Landlord, then Landlord shall restore such damage provided insurance proceeds are available to pay ninety percent (90%) or more of the cost of restoration and provided such restoration can be completed within sixty (60) days after the commencement of the work in the opinion of a registered architect or engineer appointed by Landlord. In such event this Lease shall continue in full force and effect, except that Tenant shall be entitled to a proportionate reduction of rent as determined by Landlord while such restoration takes place; such proportionate reduction to be based upon the extent to which the restoration efforts interfere with Tenant's business in the Premises. Tenant shall not be entitled to any compensation or damages for loss of the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by any such damage, repair, reconstruction or restoration.

                        17.2. PARTIAL DAMAGE - UNINSURED. If the Premises are damaged by a risk not covered by Landlord's insurance or the proceeds of available insurance are less than ninety percent (90%) of the cost of restoration, or if the restoration cannot be completed within sixty (60) days after the commencement of work in the opinion of the registered architect or engineer appointed by Landlord, then Landlord shall have the option either to
(a) repair or restore such damage, this Lease continuing proportionately abated as provided in Section 17.1 above, or (b) give notice to Tenant (at any time within thirty (30) days after such damage) terminating this Lease as of a date to be specified in such notice, which date shall not be less than thirty (30) nor more than sixty (60) days after giving such notice. In the event of the giving of such notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on such date so specified in such notice and the rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the use and occupancy of Tenant as determined in
Section 17.1 above shall be paid to the date of such termination.

                        17.3. TOTAL DESTRUCTION. In the event the Premises are totally destroyed or the Premises cannot be restored as required herein under the applicable laws and regulations, notwithstanding the availability of insurance proceeds, this Lease shall be terminated effective the date of the damage.

                        17.4. DAMAGE NEAR END OF THE TERM. Notwithstanding anything to the contrary contained in this Section 17, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Section 17 occurs during the last twelve (12) months of the term of this Lease or any extension hereof.

                        17.5. LANDLORD'S OBLIGATIONS. Landlord shall not be required to repair any injury or damage by fire or other cause or to make any restoration or replacement of any paneling, decorations, partitions, railings, floor covering, office fixtures or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Tenant shall be required to restore or replace same in the event of damage. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damages suffered by reason of any such damage, destruction, repair or restoration nor shall Tenant have the right to terminate this Lease as the result of any statutory provision now or hereafter in effect pertaining to the damage and destruction of the Premises except as expressly provided herein.

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            18. DEFAULT; REMEDIES.

                        18.1. DEFAULT BY TENANT. Tenant shall be deemed to be in default under this Lease upon the occurrence of any of the following events:

                        (a) Tenant shall fail to pay when due any Rent or any other amounts payable under this Lease; or

                        (b) Tenant shall neglect or fail to perform or observe any of the other Lease covenants and/or Master Lease covenants to be performed or observed by Tenant, and Tenant shall fail to remedy this failure or neglect within thirty (30) days after Landlord shall have given to Tenant written notice specifying such neglect or failure (or within such period, if any, as may be reasonably required to cure such default, if it is of such nature that it cannot be cured within this thirty (30) day period provided that Tenant shall have commenced to effect such cure and shall proceed with due diligence to complete such cure); or

                        (c) Tenant shall neglect or fail to perform or observe any of the Lease covenants (including, without limitation, the timely payment of Rent, or any other amounts payable hereunder) and/or Master Lease covenants three or more times in any 12-month period, such third occurrence being agreed between Landlord and Tenant to be incurable; or

                        (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing of any action by or against Tenant under any insolvency, bankruptcy, reorganization, moratorium, or other debtor relief statute, whether now or hereafter existing, (unless in the case of such action taken against Tenant, the same is dismissed within sixty
(60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in ten (10) days; or the admission by Tenant in writing of the inability to pay its debts as they become due; or

                        (e) Any guarantor of Tenant's obligations under this Lease revokes, or attempts to revoke, such guaranty.

                        18.2. REMEDIES OF LANDLORD. Upon default under this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

                        (a) The rights and remedies provided by California Civil Code Section 1951.2, including, but not limited to, recovery of the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of rental loss for the same period that the Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of California Civil Code Section 1951.2. The "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%);

                        (b) The rights and remedies provided by California Civil Code Section 1951.4, that allows Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover Rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; provided, however, if Landlord elects to exercise its remedies described in this subsection (b) and Landlord does not terminate this Lease, and if Tenant requests Landlord's consent to an assignment of this

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Lease or a sublease of the Premises at such time as Tenant is in default,
Landlord shall not unreasonably withhold its consent to such assignment or sublease. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession;

                        (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law;

                        (d) The right and power, as attorney-in-fact for Tenant, to enter the Premises and remove all persons and property, to store such property in a public warehouse or elsewhere for the account of Tenant, and to sell such property and apply such proceeds pursuant to applicable California law. Landlord, as attorney-in-fact for Tenant, may from time to time sublet the Premises or any part thereof for such term or terms (which may exceed the term of this Lease) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each such subletting, (1) Tenant shall be immediately liable to pay to Landlord, in addition to indebtedness other than Rent due hereunder, the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the Rent and additional charges due hereunder for the period of such subletting (to the extent such period does not exceed the term of this Lease) exceeds the amount to be paid as Rent for the Premises for such period or (2) at the option of Landlord, rents received from such subletting shall be applied first, to payment of any indebtedness other than Rent due from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third, to payment of Rent due and unpaid; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If Tenant has been credited with any rentals to be received by such subletting under option (i) and such rentals shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option (ii) during any month be less than that to be paid during that month by Tenant, Tenant shall pay any such deficiency to Landlord. This deficiency shall be calculated and paid monthly. For all purposes set forth in this subsection (d), Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. The taking possession of the Premises by Landlord, as attorney-in-fact for Tenant, shall not be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach; and

                        (e) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rent collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to subsection (d) above.

                        18.3 RIGHTS AND OBLIGATIONS UNDER THE BANKRUPTCY CODE.

                        (a) Upon the filing of a petition by or against Tenant under the United States Bankruptcy Code, Tenant as debtor in possession, or any trustee who may be appointed agree as follows: (i) to perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court or otherwise;
(ii) to pay monthly in advance on the first day of each month, as reasonable compensation for use and occupancy of the Premises, Basic Rent and all additional charges otherwise due pursuant to this Lease; (iii) to reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the Bankruptcy Code or within one hundred twenty (120) days of the

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filing of a petition under any other Chapter; (iv) to give Landlord at least forty-five (45) days' prior written notice of any abandonment or vacation of the Premises (and that such abandonment or vacation shall be deemed to be a rejection of this Lease); (v) to do all other things of benefit to Landlord otherwise required under the Bankruptcy Code; (vi) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; and
(vii) to have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above.

                        (b) No default by Tenant under this Lease, either prior to or subsequent to the filing of a petition in the United States Bankruptcy Court, shall be deemed to have been waived unless Landlord expressly does so.

                        (c) Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of assumption and/or assignment are the following: (i) the deposit of an additional sum equal to three (3) months' Basic Rent to be held pursuant to the terms of
Section 6 of this Lease as Security Deposit; (ii) that the use of the Premises shall be as set forth in Section 7 of this Lease; (iii) the demonstration in writing by the reorganized debtor, its assignee or trustee in bankruptcy that it has sufficient background including, but not limited to, substantial business experience in and financial ability to operate a business in the Premises in the manner contemplated in this Lease and meets all other reasonable criteria of Landlord as did Tenant upon execution of this Lease; (iv) the prior written consent of any mortgagee to whom this Lease has been assigned or hypothecated as collateral security; and (v) that the Premises, at all times, remain a single premises and no physical changes of any kind may be made to the Premises unless in compliance with the applicable provisions of this Lease.

                        18.4. DEFAULT BY LANDLORD; MORTGAGE PROTECTION. Tenant shall not exercise any right or remedy available to it by reason of a default by Landlord under this Lease unless Tenant has first given written notice to Landlord (and to any lender or ground lessor of the Premises of which Tenant is given written notice) describing the nature of such default and has afforded to Landlord (and any such lender or ground lessor) a period of thirty (30) days within which to cure such default or, in the event such default cannot reasonably be cured within such 30 day period, such longer period of time as may be necessary to effect such cure (including time to obtain possession of the Premises by judicial or non-judicial foreclosure, unlawful detainer or otherwise), provided that Landlord (or such lender or ground lessor) shall commence and diligently pursue such cure to completion.

            19. CONDEMNATION. If all or any part of the Premises shall be taken or appropriated for public or quasi-public use by right of eminent domain with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option exercisable within thirty (30) days of receipt of notice of such taking to terminate this Lease as of the date possession is taken by the condemning authority provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation as provided hereinabove, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Tenant's use of the Premises. If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof, provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for taking of personal property and fixtures belonging to Tenant and/or the interruption of or damage to Tenant's business

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and/or Tenant's unamortized cost of leasehold improvements. In the event of a partial taking which does not result in a termination of this Lease, rent shall be abated in the proportion which the part of the Premises so made unusable bears to the rented area of the Premises immediately prior to the taking. No temporary taking of the Premises and/or of Tenant's rights herein or under this Lease shall terminate this Lease or give Tenant any right to any abatement of rent thereunder, any award made to Tenant by reason of any such temporary taking shall be entirely to Tenant and Landlord shall not be entitled to share therein.

            20. LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, in the event that Tenant shall fail to pay to Landlord within five
(5) days of the date when due any payment owing to Landlord pursuant to the terms of this Lease, such past due amount shall become subject to a service charge of ten percent (10%) of the amount due, and such service charge shall become immediately due and payable in addition to other amounts owed under this Lease.

            21. LANDLORD'S PERFORMANCE OF TENANT'S OBLIGATIONS. Should Tenant fail to pay and discharge, when due and payable, any tax or assessment, or any premium or other charge in connection with any insurance policy or policies which Tenant is obligated to pay, or any lien or claim for labor or material employed or used in, or any claim for damages arising out of the repair, alteration, maintenance and use of the Premises as provided in this Lease, after fifteen (15) days' written notice from Landlord, Landlord may, at its option, and without waiving or releasing Tenant from any of Tenant's obligations hereunder, pay any such tax, assessment, lien, claim, insurance premium or charge, or settle or discharge any action therefore or satisfy any judgment thereon. All costs, expenses and other sums incurred or paid by Landlord in connection therewith, together with interest at the rate of ten percent (10%) per annum on such costs, expenses and sums from the date incurred or paid by Landlord, shall be deemed to be an additional charge hereunder and shall be paid by Tenant with and at the same time as the next installment of rent hereunder, and any default therein shall constitute a breach of the covenants and conditions of the Lease.

            22. PARKING. Tenant, Tenant's agents and employees are allotted up to seventeen (17) unreserved spaces in the parking facilities in common with the business invitees of other tenants or occupants of the Building, subject to the rules and regulations of Landlord for such parking lot attached hereto as Exhibit C and made a part hereof, as such rules and regulations may be changed from time to time by Landlord. Tenant acknowledges that Landlord occupies a portion of the Building and may allocate to itself the right to use parking spaces in the Building parking facilities which may be exclusive and/or more numerous than Tenant may have in relation to the relative square footage of the Premises and the space occupied by Landlord.

            23. ESTOPPEL CERTIFICATE. TENANT'S CERTIFICATES. Tenant, at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord, will execute, acknowledge and deliver to Landlord and, at Landlord's request, to any prospective purchaser, ground or underlying lessor or mortgagee of the Premises or the Building, a certificate of Tenant stating: (a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefor), (b) the Commencement Date and Expiration Date of this Lease, (c) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), (d) whether or not there are then existing any defenses against the enforcement of any of the obligations of Tenant under this Lease (and, if so, specifying same), (e) the dates, if any, to which the Rent and other charges under this Lease have been paid, and (f) any other information that may reasonably be required by any of such persons. At the request of Landlord, Tenant will prepare and furnish to Landlord its most current and (if available) past three years' annual financial statements for Landlord's confidential use with proposed purchasers of or lenders on the Premises. Failure by Tenant to execute a certificate within this 10 day period shall constitute Landlord as Tenant's special attorney-in-fact for the purpose of executing and delivering such a statement on Tenant's behalf. It is acknowledged that such certificate may be relied upon by Landlord, any prospective purchaser, ground or underlying lessor or lender of the Building or the land on which the Building is located.

            24. BROKERS. See Exhibit D attached hereto and made a part hereof.

            25. NOTICES. All notices and demands which are required or permitted hereunder shall be in writing, sent by "Certified" United States Mail, postage prepaid at the following addresses:

                     If to Landlord         Attn: Real Estate Director
                                            CITIBANK (WEST), FSB
                                            One Sansome, 7th Floor
                                            San Francisco, CA 94104-4405

                                            With copy to:
                                            Citibank-Lease Administration
                                            700 North Brand, Suite 220
                                            Glendale, California 91203

                     If to Tenant           Attn: Klaus Moeller, CEO
                                            GENIUS PRODUCTS, INC.
                                            740 Lomas Santa Fe Drive, Suite 210
                                            Solana Beach, CA 92075

Any notice so sent shall be deemed to have been given forty-eight hours after the same has been deposited in the United States mail with postage thereon fully prepaid.

            26. SUBORDINATION. Tenant covenants and agrees that it will execute without further consideration any and all instruments desired by Landlord or Landlord's mortgagee subordinating this Lease in the manner requested by Landlord to all ground or underlying leases and the lien of any mortgage and/or any deed of trust or other encumbrance which may now or hereafter affect the Premises together with all renewals, modifications, consolidations, replacements or extensions thereof, provided that this Lease shall remain in full force and effect and Tenant shall not be disturbed in the event of sale or foreclosure so long as Tenant is not in default hereunder. Tenant agrees to attorn to the successor in interest of Landlord following any transfer of such interest either voluntarily or by operation of law and to recognize such successor as Landlord under this Lease. However, if Landlord or any such ground lessor or mortgagee so elects, this Lease shall be deemed prior in lien to any ground lease, mortgage, deed of trust or other encumbrance upon or including the Premises regardless of date of recording and Tenant will execute a statement in writing to such effect at Landlord's request. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute said instruments within five
(5) days after notice from Landlord demanding the execution thereof.

            27. FORCE MAJEURE. If the performance of any act to be performed hereunder by either party is delayed for reasons beyond the control of the party responsible for such performance, including but not limited to acts of God (e.g., earthquake), war, acts of civil disobedience or strike, the time for performance shall be extended for a period of time equivalent to the period of such delay or delays; provided, however, that the time for performance shall in no event be extended due to financial or economic problems of either party, their architects, contractors, agents or employees, or delays caused by the inability of architects, contractors (except where caused by strike), suppliers or other employees and agents to meet deadline, delivery or contract dates, unless such inability is caused by an act of God, war, act of civil disobedience or strike. It shall be a condition of Tenant's right to claim an extension of time as a result hereof that Tenant notify Landlord in writing within ten (10) days after the occurrence of such cause, specifying the nature thereof and the period of time contemplated or necessary for performance.

            28. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

            29. RULES AND REGULATIONS. Tenant, Tenant's agents, servants, employees, visitors and licensees shall observe and comply fully and faithfully with all rules and regulations adopted by Landlord for the care, protection, cleanliness and operation of the Building and its tenants, including those rules and regulations attached hereto as Exhibit B and incorporated herein by this reference, and any modification or addition thereto adopted by Landlord, provided Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any rules and regulations.

            30. INTENTIONALLY DELETED.

            31. LIMITATION ON LANDLORD'S LIABILITY. Notwithstanding anything contained in this Lease to the contrary, the obligations of Landlord under this Lease (including any actual or alleged breach or default by Landlord) do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Tenant and notwithstanding anything contained in this Lease to the contrary, Tenant hereby covenants and agrees for itself and all of its successors and assigns that the liability of Landlord for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Landlord), shall be limited solely to, and Tenant's and its successors' and assigns' sole and exclusive remedy shall be against, Landlord's interest in the Building and proceeds therefrom, and no other assets of Landlord.

            32. GENERAL PROVISIONS.

                        32.1 WAIVER. No waiver of any default or breach of any covenant by either party hereunder shall be implied from any omission by either party to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the waiver, and then said waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein by either party shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by either party requiring further consent or approval shall not be deemed to waive or render unnecessary their consent or approval to or of any subsequent similar acts. No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

                        32.2 TIME. Time is of the essence hereof.

                        32.3 SEVERABILITY. If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, covenants, conditions, or provisions of this Lease, or the application thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

                        32.4 QUIET POSSESSION. Provided Tenant has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of rental and all other sums due hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the term herein described subject to the provisions and conditions of this Lease.

                        32.5 SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer contained in Section 14 above, this Lease and each of its covenants and conditions shall be binding and shall inure to the benefit of the parties hereto and their respective heirs, successors and legal representatives and their respective assigns, subject to the provisions hereof. Whenever in this Lease a reference is made to Landlord, such reference shall be deemed to refer to the person in whom the interest of landlord shall be vested. Any successor or assignee of Tenant who accepts an assignment of or receives the benefit of this Lease and enters into possession or enjoyment hereunder shall thereby assume and agree to perform and be bound by the covenants and conditions hereof. Nothing herein contained shall be deemed in any manner to give a right of assignment to Tenant without the prior written consent of Landlord.

                        32.6 ATTORNEYS' FEES. If any legal action, arbitration or other proceeding is commenced to enforce or interpret any provision of this Lease, the prevailing party shall be entitled to an award of its attorneys' fees and expenses. The phrase "prevailing party" shall include a party who receives substantially the relief desired whether by dismissal, summary judgment, judgment or otherwise.

                        32.7 COST OF SUIT. In the event that any action shall be instituted by either of the parties hereto for the enforcement of any of its rights or remedies in and under this Lease, or any facts based upon or involving same, the prevailing party, whether in court or by way of out-of-court settlement, shall be entitled to recover from the nonprevailing party or parties such prevailing party's attorney's fees, court costs, expert witness fees, and/or other expenses relating to such controversy including attorney's fees, court costs and/or expenses on appeal, if any.

                        32.8 ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties regarding the Premises and supersedes all prior agreements, whether written or oral, between the parties regarding the same subject. This Lease may only be modified by subsequent written agreement signed by both parties.

                        32.9 LIGHT AND AIR EASEMENT. Any diminution or shutting off of light or air by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease, abate rent or otherwise impose any liability on Landlord.

                        32.10 GOVERNING LAW. This Lease and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the state in which the Building is located.

                        32.11 JOINT AND SEVERAL LIABILITY. If more than one person or entity executes this Lease as Tenant: (a) each of them is and shall be jointly and severally liable for the covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and (b) the act or signature of, or notice from or to, any one or more of them with respect to this Lease shall be binding upon each and all of the persons and entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or signed, or given or received such notice.

                        32.12 HEADINGS; EXHIBITS. The headings of the sections of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question or construction of any section of this Lease. Exhibits attached hereto are deemed by attachment to constitute a part of this Lease and are incorporated herein.

                        32.13 RECORDING. Neither Landlord nor Tenant shall record this Lease. In addition, neither party shall record a short form memorandum of this Lease without the prior written consent (and signature on the memorandum) of the other, and provided that prior to recordation Tenant executes and delivers to Landlord, in recordable form, a properly acknowledged quitclaim deed or other instrument distinguishing all of Tenant's rights and interest in and to the Building and the Premises, and designating Landlord as the transferee, which deed or other instrument shall be held by Landlord and may be recorded by Landlord once the Lease terminates or expires (but not prior thereto). If such short form memorandum is recorded in accordance with the foregoing, the party requesting the recording shall pay for all costs of or related to such recording, including, but not limited to, recording charges and documentary transfer taxes.

                        32.14 FINANCIAL STATEMENTS. Upon ten (10) days' prior written request from Landlord (which Landlord may make at any time during the term but not more often that two (2) times in any calendar year), Tenant shall deliver to Landlord (a) a current financial statement of Tenant and any guarantor of this Lease, and (b) financial statements of Tenant and such guarantor for the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally acceptable accounting principles and certified as true in all material respects by Tenant (if Tenant is an individual) or by an authorized officer or general partner of Tenant (if Tenant is a corporation or partnership, respectively).

                        32.15 TENANT'S AUTHORITY. If Tenant executes this Lease as a partnership or corporation, then Tenant and the persons and/or entities executing this Lease on behalf of Tenant represent and warrant that: (a) Tenant is a duly authorized and existing partnership or corporation, as the case may be, and is qualified to do business in the state in which the Building is located; (b) such persons and/or entities executing this Lease are duly authorized to execute and deliver this Lease on Tenant's behalf in accordance with the Tenant's partnership agreement (if Tenant is a partnership), or a duly adopted resolution of Tenant's board of directors and the Tenant's by-laws (if Tenant is a corporation); and (c) this Lease is binding upon Tenant in accordance with its terms.

                        32.16 CONSTRUCTION. It is acknowledged that both parties and their professional advisors have participated equally in the negotiation and drafting of this Lease and have had ample opportunity to review and comment upon the same prior to the execution hereof. Accordingly, any ambiguities herein shall be construed without regard to any rule of law providing for the resolution of contractual ambiguities against the party who drafted the applicable document.

      [Remainder of page intentionally left blank. Signature page follows.]

            IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

TENANT:                                                LANDLORD:

GENIUS PRODUCTS, INC.,                        CITIBANK (WEST), FSB,
a Nevada corporation                          a federal savings bank

By:    /S/  KLAUS MOELLER                     By: /S/ [Illegible]
     ---------------------------------           -------------------------------
Name: Klaus Moeller                           Name:  W. Bartlett
                                                   -----------------------------
Title: Chief Executive Officer                Title: V.P.
                                                    ----------------------------

                                                        WAYNE A. BARTLETT, VP
                                                        Corporate Realty Service
                                                        One Sansome Street
                                                        San Francisco, CA 94104
                                                        415-627-6092
                                                        Emp #0000258141

The undersigned Master Landlord under the Master Lease hereby consents to the subletting of the Premises described herein on the terms and conditions contained in this Lease. This consent shall apply only to this Lease and shall not be deemed to be a consent to any other sublease of the Master Premises.

Dated  October 17, 2003                       By:       /s/ Cora M. Frolander
       ----------                                       ------------------------
                                              Name:     Cora M. Frolander
                                              Title:    Trustee
                                              Address:  1931 S. Pacific Street
                                                        Oceanside, CA  92054
                                              Phone:    (760) 433-7914

                                                              EXHIBIT A TO LEASE

                                  MASTER LEASE
                                  ------------

                 TENANT ACKNOWLEDGES RECEIPT OF THE MASTER LEASE

                                                            EXHIBIT A-1 TO LEASE

                                    PREMISES
                                    --------

              TENANT ACKNOWLEDGES RECEIPT OF THE PREMISES FLOORPLAN

                                                            EXHIBIT A-2 TO LEASE

                                 EXPANSION SPACE
                                 ---------------

          TENANT ACKNOWLEDGES RECEIPT OF THE EXPANSION SPACE FLOORPLAN

                                                              EXHIBIT B TO LEASE

                                 LEASE AGREEMENT
                              RULES AND REGULATIONS

1. Tenant shall not install, construct, or place signs or advertising in the windows, the door, or the exterior windows of the Premises without the prior written consent of Landlord. Such signage shall be subject to Landlord approval which shall not be unreasonably withheld. All signage shall also be subject to government approval. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises, provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows, Tenant shall not without prior written consent of Landlord cause or otherwise sunscreen any window.

2. Tenant shall not obtain for use upon the Premises, towel or other similar service or accept barbering or bootblacking services on the Premises, except from persons authorized by Landlord and at the hours and under regulations fixed by Landlord.

3. The sidewalks, halls, passages, exits and entrances shall not be obstructed by any of the tenants or used by them for a purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances and roof are not for the use of the general public and Landlord shall in all cases retain the right of control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interest of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No tenant and no employees or invitees of any tenant shall go upon the roof of the Building.

4. Tenant shall not alter any lock or install any new or additional locks or any bolts on any door of the Premises without the written consent of Landlord.

5. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees shall have caused it.

6. Tenant shall not overload the floor of the Premises. Tenant shall not drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with the prior written consent of the Landlord and as the Landlord may direct or during the construction of the Tenant improvements pursuant to
            Section 11 of the Lease.

7. No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space, or in the public halls of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards.

8. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to Tenant for any loss of property on the Premises, however occurring or for any damage done to the effects of Tenant by the janitor or any other employee or any other person.

9. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building. No Tenant shall make or permit to be made any unseemly or disrupting noises or disturb or interfere with occupants of this Building or neighboring buildings or Premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No Tenant shall throw anything out of doors or down the passageways.

10. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

11. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

12. All keys to office, rooms and toilet rooms shall be obtained from Landlord's representative and Tenant shall not from any other source duplicate, obtain keys or have keys made. Tenant, upon termination of the tenancy, shall deliver to Landlord the keys of the offices, rooms and toilet rooms which shall have been furnished or shall pay Landlord the cost of replacing same or of changing the lock or locks operated by such lost key if Landlord deems it necessary to make such change.

13. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by Tenant.

14. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord.

15. On Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m. the following day, access to the Building or to the halls or corridors in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge, if any, and has a pass or is properly identified. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building.

16. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Tenant.

17. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

18. The requirements of Tenant will be attended to only upon application to the Landlord's representative. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

19. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

20. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the Building of which the Premises are a part.

21. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

22. Landlord reserves the right by written notice to Tenant, to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in Landlord's judgment, it is necessary, desirable or proper for the best interest of the Building and its tenants.

23. Tenants shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

24. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

25. Landlord shall furnish heating and air conditioning during the hours of 7:00 a.m. to 6:00 p.m. Monday through Friday, except for holidays.

Landlord reserves the right to make such other and further rules and regulations as in its judgment may be for the safety, care and cleanliness of the Premises and for the preservation of good order therein. Tenant agrees to abide by all such rules and regulations hereinabove stated and additional rules and regulations which are adopted.

DATED:    NOV 7, 2003                           DATED:  11/21, 2003
        ------------------                            ---------------------

TENANT'S INITIALS:     KM                       LANDLORD'S INITIALS:     WB
                    ----------                                        ----------

                                                              EXHIBIT C TO LEASE

                          PARKING RULES AND REGULATIONS

1. The assignment of parking spaces shall be at the discretion of Landlord. Within reason KM

2. Tenant and its employees utilizing the parking facilities shall complete a parking information card which shall be kept on file with the Corporate Realty Services for the Building.

3. Tenant and its employees agree to park in their assigned areas. At no time shall Tenant or its employees park in a space assigned to a Citibank (West), FSB Customer Parking Area, without prior approval.

4.          Tenant and its employees agree to park at their own risk. Citibank
            (West), FSB, Citigroup, Inc., their respective officers, employees, successors and assigns, shall not be held liable for any damages incurred while parking on the premises.

5. Tenant and its employees shall not use the parking area as a trash receptacle.

6. Tenant and its employees, by parking their vehicles in the parking facility, agree to abide by the Rules and Regulations governing the parking facility as determined and amended, from time to time, by Landlord.

TENANT:                                 LANDLORD:

GENIUS PRODUCTS, INC.,                  CITIBANK (WEST), FSB,
a Nevada corporation                    a federal savings bank

By:  /S/ KLAUS MOELLER                  By:  /S/ [Illegible]
   ------------------------------          ------------------------------
Name:  K MOELLER                        Name:   W. Bartlett
     ----------------------------            ----------------------------
Title:  CEO                             Title:   V.P.
      ---------------------------             ----------------------------

                                                        WAYNE A. BARTLETT, VP
                                                        Corporate Realty Service
                                                        One Sansome Street
                                                        San Francisco, CA 94104
                                                        415-627-6092
                                                        Emp #0000258141

                                                              EXHIBIT D TO LEASE

                                     BROKERS

BROKER: Landlord represents and warrants that, except for BRE Commercial, a California corporation ("BRE"), Landlord has not dealt with any real estate broker, sales person, or finder in connection with this Lease, and no such person initiated or participated in the negotiation of this Lease. Tenant represents that it has not dealt with any real estate broker, sales person, or finder other than BRE in connection with this Lease, and no such person initiated or participated in the negotiation of this Lease. Landlord hereby agrees to indemnify and hold harmless Tenant from and against any and all demands, damages, costs, liabilities and claims, including without limitation attorney's fees, for commissions and fees arising out of a breach of the foregoing representation of Landlord. Tenant hereby agrees to indemnify and hold harmless Landlord from and against any and all demands, damages, costs, liabilities and claims, including without limitation attorney's fees, for commissions and fees arising out of a breach of the foregoing representation of Tenant.

PAYMENT:                Landlord agrees to pay a leasing commission equal to
                        five percent (5%) of the base rental for the initial
                        term of the Lease (but excluding any rental abatement
                        granted to Tenant) within fifteen (15) days after the
                        latest to occur of the following: (i) Landlord's receipt
                        of fully executed Lease (including without limitation
                        consent of Master Landlord), (ii) Tenant is in
                        possession of the Premises and the Lease is in full
                        force and effect, and (iii) payment of all rental and
                        security deposits due under the Lease. Upon receipt of
         [Illegible]    such commission, BRE releases any and all claims
                        for any commissions or broker's fees which arise out of or are in any way connected with this Lease.

            Terms not otherwise defined herein shall have the meaning given to them in the Lease executed by and between Landlord and Tenant dated as of August 11, 2003.

            IN WITNESS WHEREOF, the parties have executed this Exhibit as of the 2ND day of December, 2003.
---        --------     -

Brokers:                                     Landlord:

BRE COMMERCIAL,                              CITIBANK (WEST), FSB,
a California corporation                     a federal savings bank

By: /S/ [Illegible]                          By: /S/ [Illegible]
   ----------------------------------           --------------------------------
Name:   Marc h. Doyle                        Name:   W. Bartlett
     --------------------------------             ------------------------------
Title:  EVP & COO                            Title:    V.P.
      -------------------------------              -----------------------------

                                                        WAYNE A. BARTLETT, VP
                                                        Corporate Realty Service
                                                        One Sansome Street
                                                        San Francisco, CA 94104
                                                        415-627-6092
                                                        Emp #0000258141

                                            Tenant:

                                            GENIUS PRODUCTS, INC.
                                            a Nevada corporation

                                            By:  /S/ KLAUS MOELLER
                                               ---------------------------------
                                            Name:  KLAUS MOELLER
                                                 -------------------------------
                                            Title:  CEO
                                                  ------------------------------